UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2008

FIRSTPLUS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-13753	75-2561085
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)
3965 Phelan Boulevard Beaumont, Texas 77707

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (409) 363-0695

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2008, the Board of Directors of FirstPlus Financial Group, Inc. (the “Company”), removed William Handley as Chief Executive Officer of the Company and  appointed Jack Roubinek as the Chief Executive Officer of the Company.

Also on September 22, 2008, the Board of Directors of the Company appointed John D. Hall as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTPLUS FINANCIAL GROUP, INC.

Date: February 12, 2009	By:	/s/ Gary D. Alexander
Name: Gary D. Alexander
Title: Acting Chief Financial Officer